IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO

WILMINGTON BROAD MARKET BOND PORTFOLIO
WILMINGTON MUNICIPAL BOND PORTFOLIO
WILMINGTON SHORT-TERM INCOME PORTFOLIO

of WT Mutual Fund

Supplement dated December 1, 2004 to the Prospectus dated November 1, 2004

The information in this Supplement updates related information in, and should be read in conjunction with, the Prospectus of the Institutional Classes and Investor Classes of Wilmington Short/ Intermediate Bond Portfolio, the Wilmington Broad Market Bond Portfolio, the Wilmington Municipal Bond Portfolio and the Wilmington Short-Term Income Portfolio dated November 1, 2004.

On November 18, 2004, the Board of Trustees of WT Mutual Fund (the “Board”) approved several changes to the non-fundamental investment policies and strategies of the Wilmington Broad Market Bond Portfolio (the “Broad Market Bond Portfolio”) to allow for the investment of a limited amount of the Broad Market Bond Portfolio’s assets in non-investment grade, fixed income securities (“high yield bonds” or “junk bonds”) and preferred stocks, while maintaining an investment portfolio of predominantly (at least 80% of the Broad Market Bond Portfolio’s assets) investment grade, fixed income securities. Rodney Square Management Corporation (“RSMC”), the Broad Market Bond Portfolio’s investment adviser, recommended the changes to the Board based on its belief that the Broad Market Bond Portfolio’s investment in high yield bonds and preferred stocks will have a meaningful impact on the Broad Market Bond Portfolio’s performance.

Investment Policy and Strategy Changes

Currently, the Broad Market Bond Portfolio has a policy to invest at least 85% of its total assets in various types of investment grade, fixed income securities (the “85% Policy”). The Board determined to change the 85% Policy and replaced it with an investment policy to invest at least 80% of the Broad Market Bond Portfolio’s assets in investment grade, fixed income securities (the “80% Policy”). In order to implement this change, the portfolio’s policy requires 60 days’ written notice to shareholders. Accordingly, the 80% Policy will become effective on February 1, 2005.

In addition, the Broad Market Bond Portfolio currently follows a strategy of investing all of its assets in investment grade, fixed income securities. The Board has determined to change this strategy to allow RSMC to invest up to 15% of the Broad Market Bond Portfolio’s assets in high yield bonds and preferred stocks, effective immediately, and up to 20% in these securities when the 80% Policy becomes effective on February 1, 2005.

The Broad Market Bond Portfolio and the Wilmington Short-Term Income Portfolio (the “Portfolios”) may invest up to 20% of their assets (15% of the Broad Market Bond Portfolio’s assets prior to February 1, 2005) in high yield bonds and preferred stocks.

High yield bonds are corporate debt securities that are rated, at the time of purchase, below the top four categories by Moody’s Investor Services, Inc (currently a rating of “Ba1” or lower) or by Standard and Poor’s Corporation (currently a rating of “BB+” or lower). High yield bonds are subject to the following risks normally associated with investing in fixed income securities: credit risk, interest rate risk, leverage risk, liquidity risk, and prepayment risk. However, high yield bonds are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. High yield bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Successful investment in high yield bonds involves greater investment risk and is highly dependent on RSMC’s credit analysis and market analysis. A real or perceived economic downturn or higher interest rates could cause a decline in junk bond prices by lessening the ability of bond issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market’s psychology.

Preferred stocks are equity securities that pay dividends at a specified rate, and have priority over common stocks with respect to proceeds from the liquidation of a company’s assets, but are subordinate to the claims of all creditors, including a company’s bondholders. Preferred stocks may have a conversion feature which can tend to make the market value of a preferred stock move with the market value of the underlying common stock. The value of a preferred stock is affected by interest rates, the credit quality of the issuing company and any call provisions. There is also the risk that the company issuing the preferred stock will not make the expected dividend payments.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WT MUTUAL FUND

Wilmington Premier Money Market Portfolio
Wilmington Prime Money Market Portfolio
Wilmington U.S. Government Portfolio
Wilmington Tax-Exempt Portfolio
Wilmington Short/Intermediate Bond Portfolio
Wilmington Broad Market Bond Portfolio
Wilmington Municipal Bond Portfolio
Wilmington Short-Term Income Portfolio
Wilmington Small Cap Core Portfolio
Wilmington Large Cap Core Portfolio
Wilmington Large Cap Value Portfolio

Supplement dated December 1, 2004 to the Statement of Additional Information dated November 1, 2004

     The information in this Supplement updates related information in, and should be read in conjunction with, the Statement of Additional Information of the Wilmington Premier Money Market Portfolio, Wilmington Prime Money Market Portfolio, the Wilmington U.S. Government Portfolio, the Wilmington Tax-Exempt Portfolio, the Wilmington Short/Intermediate Bond Portfolio, the Wilmington Broad Market Bond Portfolio, the Wilmington Municipal Bond Portfolio, the Wilmington Short-Term Income Portfolio, the Wilmington Small Cap Core Portfolio, the Wilmington Large Cap Core Portfolio and the Wilmington Large Cap Value Portfolio dated November 1, 2004 (“SAI”).

     On November 18, 2004, the Board of Trustees of WT Mutual Fund (the “Board”) approved several changes to the non-fundamental investment policies and strategies of the Wilmington Broad Market Bond Portfolio (the “Portfolio”) to allow for the investment of a limited amount of the Portfolio’s assets in non-investment grade, fixed income securities (“high yield bonds” or “junk bonds”) and preferred stocks, while maintaining an investment portfolio of predominantly (at least 80% of the Portfolio’s assets) investment grade, fixed income securities. Rodney Square Management Corporation (“RSMC”), the Portfolio’s investment adviser, recommended the changes to the Board based on its belief that the Portfolio’s investment in high yield bonds and preferred stocks will have a meaningful impact on the Portfolio’s performance.

Investment Policy and Strategy Changes

     Currently, the Portfolio has a policy to invest at least 85% of its total assets in various types of investment grade, fixed income securities (the “85% Policy”). The Board determined to change the 85% Policy and replace it with an investment policy to invest at least 80% of the Portfolio’s assets in investment grade, fixed income securities (the “80% Policy”). In order to implement this change, the Portfolio’s policy required 60 days’ written notice to shareholders. Accordingly, the 80% Policy will become effective on February 1, 2005.

     In addition, the Portfolio currently follows a strategy of investing all of its assets in investment grade, fixed income securities. The Board has determined to change this strategy to allow RSMC to invest up to 15% of the Portfolio’s assets in high yield bonds and preferred stocks, effective immediately, and up to 20% in these securities when the 80% Policy becomes effective on February 1, 2005.

     The following information with respect to non-investment grade fixed income securities and preferred stock are inserted into the SAI under the heading “Investment Policies –The Bond Portfolios”:

Non-Investment Grade Securities. Each of the Short-Term Income Series and the Broad Market Bond Series may invest in non-investment grade or “high yield” fixed income securities commonly known to investors as “high yield bonds” or “junk bonds.”

High yield bonds are issued by a company whose credit rating (based on an NRSRO’s evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than fixed income securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield bonds will generally be in the lower rating categories of NRSROs (rated “Ba1” or lower by Moody’s or “BB+” or lower by S&P) or will be unrated. The credit rating of a high yield bond does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield bonds are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

While the market values of high yield bonds tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield bonds often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield bonds are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders’ equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield bonds are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Series’ ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield bonds have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield bonds may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Series’ net asset value and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Series defaulted, the Series may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for high yield bonds are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield bonds are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield bonds is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Series may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Series’ assets. Market quotations on high yield bonds are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield bonds may be affected by legislative and regulatory developments. These developments could adversely affect a Series’ net asset value and investment practices, the secondary market for high yield bonds, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield bonds, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

When the secondary market for high yield bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Series’ securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Series to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield bonds contract due to adverse economic conditions or for other reasons, certain of a Series’ liquid securities may become illiquid and the proportion of the Series’ assets invested in illiquid securities may significantly increase.

The rating assigned by a rating agency evaluates the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk. Because such ratings of NRSROs may not always reflect current conditions and events, in addition to using NRSROs and other sources, the investment adviser performs its own analysis of the issuers whose non-investment grade securities a Series holds. Because of this, the Series’ performance may depend more on the investment adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see Appendix B.

In selecting non-investment grade securities, the investment adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Series. The investment adviser continuously monitors the issuers of non-investment grade securities held by the Series for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Series so that it can meet redemption requests. If a security’s rating is reduced below the minimum credit rating that is permitted for a Series, the Series’ investment adviser will consider whether the Series should continue to hold the security.

In the event that a Series investing in high yield bonds experiences an unexpected level of net redemptions, the Series could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Series’ rate of return is based.

The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

Preferred Stock. Each of the Short-Term Income Series and the Broad Market Bond Series may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

     In addition, Appendix B to the SAI is deleted in its entirety and replaced by the following revised Appendix B to the SAI:

APPENDIX B

DESCRIPTION OF RATINGS

Moody’s, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody’s, S&P and Fitch to the securities in which the Portfolios’ corresponding Series may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The investment advisers and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Series, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Series. In that event, an investment adviser will consider whether it is in the best interest of the Series to continue to hold the securities.

MOODY’S RATINGS

CORPORATE AND MUNICIPAL BONDS.

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds that are rated Ba offer questionable financial security. Often the ability of these entities to meet obligations may be moderate and not well safeguarded in the future.

“Ba,” “B,” “Caa,” “Ca,” and “C”: Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. (-) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P): When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is “P-1” (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are “MIG 1,” “MIG 2” and “MIG 3” (or “VMIG 1,” “VMIG 2” and “VMIG 3” in the case of an issue having a variable-rate demand feature). Notes rated “MIG 1” or “VMIG 1” are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing. Notes rated “MIG 2” or “VMIG 2” are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated “MIG 3” or “VMIG 3” are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

S&P RATINGS

CORPORATE AND MUNICIPAL BONDS.

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

“BB,” “B,” “CCC,” “CC” and “C”: Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

“BB”: Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

“B”: Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

“CCC”: Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

“CC”: This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

“C”: This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

“CI”: This rating is reserved for income bonds on which no interest is being paid.

“D”: Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. “D” rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The “A-1” rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated “A-1+.”

MUNICIPAL NOTES. The “SP-1” rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated “SP-1+.” The “SP-2” rating reflects a satisfactory capacity to pay principal and interest.

FITCH RATINGS

DESCRIPTION OF FITCH’S HIGHEST STATE AND MUNICIPAL NOTES RATING.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

F-1+: Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

BB: Issues assigned this rating indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not considered investment grade.

ROXBURY LARGE CAP GROWTH FUND

Investor Shares

of WT Mutual Fund

Supplement dated December 1, 2004 to the Prospectus dated November 1, 2004

     The information in this Supplement amends the corresponding information in, and should be read in conjunction with, the Investor Shares Prospectus of the Roxbury Large Cap Growth Portfolio (the “Prospectus”).

     Brian L. Massey and Silas A. Myers, in conjunction with Anthony H. Browne, have assumed responsibility for the management of the WT Large Cap Growth Series “Series”. David C. Kahn is no longer a portfolio manager of the Series. As a result of this change, the section entitled “Portfolio Management Team” under the heading “MANAGEMENT OF THE FUND” on pages 8 and 9 of the Prospectus is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGEMENT TEAM

     Roxbury’s Portfolio Construction Committee meets regularly to discuss investment decisions for the WT Large Cap Growth Series and relies on research and ideas presented and discussed at Roxbury’s Investment Committee. Brian Massey and Silas Myers, in conjunction with Anthony Browne, co-Chief Investment Officer of Roxbury, are responsible for the day-to-day management of the Series.

     Anthony H. Browne is a co-founder, Chief Executive Officer and Co-Chief Investment Officer of Roxbury and has over 30 years of investment experience. Additionally, he is a co-portfolio manager of the Series and Roxbury’s large cap growth product. Prior to founding Roxbury, he was President and Chief Investment Officer of CMB Investment Counselors, a Los Angeles firm with $3 billion under management. He received a B.A. in Economics and an M.B.A. in Finance from Harvard University.

     Brian L. Massey is a portfolio manager, analyst and Director of Research of Roxbury. He joined Roxbury in 1996 as an analyst covering the healthcare universe. He is currently a co-portfolio manager of the Series and Roxbury’s large cap growth product. Prior to joining Roxbury, Mr. Massey worked as a management consultant in KPMG Peat Marwick’s Corporate Finance and Strategic Consulting groups and as a financial analyst for Ziffren, Brittenham, Branca & Fischer, an entertainment law firm. He is a chartered financial analyst and received a B.A. in Economics from Johns Hopkins University and an M.B.A. in Finance from The Anderson School of Business at UCLA.

     Silas A. Myers is a portfolio manager and analyst. He joined Roxbury in May of 2000 as a member of the Roxbury’s large cap research and portfolio management team. He is currently a co-portfolio manager of the Series and Roxbury’s large cap growth product. His analyst responsibilities include the industrial and basic materials sectors. Prior to joining Roxbury, he served as an equity analyst performing in-depth, industry and company-specific fundamental research on the automotive, automotive parts and multi-industrial industries for Hotchkiss and Wiley, a $14 billion value-oriented investment management firm. Previously, he was a Vice President in fixed income portfolio management with Utendahl Capital Management where he managed the mortgage-backed securities portfolio and performed credit research on corporate bond securities. He is a chartered financial analyst and received a B.A. in Psychology and an M.B.A. in General Management from Harvard University.

ROXBURY LARGE CAP GROWTH FUND

Institutional Shares

of WT Mutual Fund

Supplement dated December 1, 2004 to the Prospectus dated November 1, 2004

     The information in this Supplement amends the corresponding information in, and should be read in conjunction with, the Institutional Shares Prospectus of the Roxbury Large Cap Growth Portfolio (the “Prospectus”).

     Brian L. Massey and Silas A. Myers, in conjunction with Anthony H. Browne, have assumed responsibility for the management of the WT Large Cap Growth Series “Series”. David C. Kahn is no longer a portfolio manager of the Series. As a result of this change, the section entitled “Portfolio Management Team” under the heading “MANAGEMENT OF THE FUND” on pages 8 and 9 of the Prospectus is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGEMENT TEAM

     Roxbury’s Portfolio Construction Committee meets regularly to discuss investment decisions for the WT Large Cap Growth Series and relies on research and ideas presented and discussed at Roxbury’s Investment Committee. Brian Massey and Silas Myers, in conjunction with Anthony Browne, co-Chief Investment Officer of Roxbury, are responsible for the day-to-day management of the Series.

     Anthony H. Browne is a co-founder, Chief Executive Officer and Co-Chief Investment Officer of Roxbury and has over 30 years of investment experience. Additionally, he is a co-portfolio manager of the Series and Roxbury’s large cap growth product. Prior to founding Roxbury, he was President and Chief Investment Officer of CMB Investment Counselors, a Los Angeles firm with $3 billion under management. He received a B.A. in Economics and an M.B.A. in Finance from Harvard University.

     Brian L. Massey is a portfolio manager, analyst and Director of Research of Roxbury. He joined Roxbury in 1996 as an analyst covering the healthcare universe. He is currently a co-portfolio manager of the Series and Roxbury’s large cap growth product. Prior to joining Roxbury, Mr. Massey worked as a management consultant in KPMG Peat Marwick’s Corporate Finance and Strategic Consulting groups and as a financial analyst for Ziffren, Brittenham, Branca & Fischer, an entertainment law firm. He is a chartered financial analyst and received a B.A. in Economics from Johns Hopkins University and an M.B.A. in Finance from The Anderson School of Business at UCLA.

     Silas A. Myers is a portfolio manager and analyst. He joined Roxbury in May of 2000 as a member of the Roxbury’s large cap research and portfolio management team. He is currently a co-portfolio manager of the Series and Roxbury’s large cap growth product. His analyst responsibilities include the industrial and basic materials sectors. Prior to joining Roxbury, he served as an equity analyst performing in-depth, industry and company-specific fundamental research on the automotive, automotive parts and multi-industrial industries for Hotchkiss and Wiley, a $14 billion value-oriented investment management firm. Previously, he was a Vice President in fixed income portfolio management with Utendahl Capital Management where he managed the mortgage-backed securities portfolio and performed credit research on corporate bond securities. He is a chartered financial analyst and received a B.A. in Psychology and an M.B.A. in General Management from Harvard University.